UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2015

FARO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Technology Park, Lake Mary, Florida 32746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (407) 333-9911

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2015, FARO Technologies, Inc. (the “Company”) issued a press release announcing that Jay Freeland plans to step down as the Company’s President and Chief Executive Officer and as a member of the Board of Directors and that the Board has commenced a search process to identify a successor. Mr. Freeland will continue as President and Chief Executive Officer and will remain on the Board of Directors until his successor is appointed.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated November 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc.

November 3, 2015	/s/ Jody S. Gale
	By:	Jody S. Gale
	Its:	Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated November 3, 2015